SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2000

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465

(State or other jurisdiction	(Commission	IRS Employer

of incorporation)	File Number)	Identification No.)

1415 Wyckoff Road	07719

Wall, New Jersey	(Zip Code)

(Address of principal executive

offices)

(732) 938-1480
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	Exhibits

Exhibit 99.01: “Celebrating Our Success” Presentation to the New York Financial Community (furnished pursuant to Item 9).

Item 9. Regulation FD Disclosure

On December 12, 2000, New Jersey Resources Corporation presented to New York City security analysts a summary of fiscal 2000 results and earnings outlook for fiscal 2001. The presentation materials used at the meeting are furnished herewith as exhibit 99.01 and incorporated by reference in this Item 9. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, all of the information in the presentation materials is presented as of December 12, 2000, and the Registrant does not assume any obligation to update such information in the future.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: December 12, 2000	By: /s/Glenn C. Lockwood

Glenn C. Lockwood Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01	“Celebrating Our Success” Presentation to the New York Financial

Community (furnished pursuant to Item 9).